UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2013 (November 25, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 15th Floor, New York, New York 10022
(Address, including zip code, of Principal Executive Offices)
(212) 415-6500
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2013, as previously disclosed, American Realty Capital Properties, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “ARCT IV Merger Agreement”) with American Realty Capital Trust, IV, Inc. (“ARCT IV”), which provides for a merger of ARCT IV into a subsidiary of the Company (the “ARCT IV Merger”). The Company has filed a Registration Statement on Form S-4 and amendments thereto relating to the ARCT IV Merger (the “ARCT IV S-4”).

Additionally, on October 22, 2013, as previously disclosed, the Company entered into an Agreement and Plan of Merger (the “Cole Merger Agreement”) with Cole Real Estate Investments, Inc. (“Cole”), which provides for the merger of Cole into a subsidiary of the Company (the “Cole Merger”). The Company has filed a Registration Statement on Form S-4 and relating to the Cole Merger (the “Cole S-4”).

One of the purposes of this Current Report on Form 8-K is, in addition to providing the information in Item 8.01 hereto, to file under the Securities Exchange Act of 1934, as amended, certain material information relating to the ARCT IV Merger and the Cole Merger. Such information is provided below and in Exhibits 99.1 – 99.2 attached hereto (which are incorporated by reference herein), and consists of (i) certain risk factors relating to the ARCT IV Merger and the Cole Merger and (ii) certain business information about the parties to the ARCT IV Merger Agreement and the Cole Merger Agreement. The information included in Exhibits 99.1 and 99.2 has been previously been filed previously as part of the ARCT IV S-4 and the Cole S-4, and is being filed herewith so that it can be incorporated by reference in registration statements on Form S-3 filed under the Securities Act of 1933, as amended. This Current Report on Form 8-K is also being filed for the purpose of providing an updated list of the Company’s subsidiaries, which is included in Exhibit 21 hereto.

Item 8.01. Other Events.

Entry into Equity Distribution Agreement in Respect of WKSI ATM Program

Consistent with the Company’s implementation of its previously announced long-term financing strategy, the Company’s board of directors approved the creation of a new “at-the-market” offering program designed to provide flexibility in the implementation of the Company’s future equity financing strategy while diversifying its existing banking relationships.  Accordingly, on November 25, 2013, the Company and ARC Properties Operating Partnership, L.P. entered into an equity distribution agreement (the “Agreement”) with Barclays Capital Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Capital One Securities, Inc., Ladenburg Thalmann & Co. Inc. and JMP Securities, LLC (each an “Agent” and collectively, the “Agents”). Under the terms of the Agreement, the Company may from time to time offer and sell shares of its common stock having an aggregate offering price of up to $500,000,000 (the “Shares”) through the Agents, each Agent acting as the Company’s agent for the offer and sale of the Shares.

Each Agent will be entitled to compensation equal to 2% of the gross proceeds from the sale of the Shares sold through it under the Agreement. Under the terms of the Agreement, the Company also may sell Shares to any Agent as principal for its own account. Sales of the Shares, if any, will be made in any method permitted by law deemed to be an ‘‘at the market’’ offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, by means of ordinary brokers’ transactions at prices prevailing at the time of sale or at prices related to such prevailing market prices or as otherwise agreed with the Agents, including sales made directly on The NASDAQ Global Select Market, or sales made through a market maker other than on an exchange.

The Agents are not required to sell any specific number or dollar amount of the Shares, but as instructed by the Company will make all sales using commercially reasonable efforts consistent with normal sales and trading practices, as the Company’s agent and subject to the terms of the Agreement. The offering of the Shares pursuant to the Agreement will terminate upon the earlier of (1) the sale of the Shares having an aggregate offering price of $500,000,000 and (2) the earlier termination of the Agreement by either the Company or the Agents upon 10 days prior notice, or by the Agents upon the occurrence of certain customary events. The Shares sold pursuant to the Agreement will be sold through only one Agent on any given day.

Realty Capital Securities, LLC, a FINRA-registered broker-dealer that is affiliated with the Company and its sponsor, will receive an advisory fee from the Company in an aggregate amount of $150,000 in connection with structuring and advisory services it has provided in connection with the offer and sale of the Shares.

The Shares will be issued pursuant to the Company's Registration Statement on Form S-3 (File No. 333- 187240). The Company intends to file a prospectus supplement, on November 26, 2013, to the prospectus, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Company is currently engaged in, and expects in the future to engage in, investment banking, brokerage, lending and other dealings with one or more of the Agents and their affiliates in the ordinary course of business and to pay customary fees and commissions for their services on those transactions.

As previously mentioned, the Company expects to be able to offer and sell Shares in the future and from time to time and may use the net proceeds from any sales under its new “at-the-market” offering program to fund previously announced property and strategic acquisitions, as well as to fund other general corporate purposes.

The foregoing summary description of the Agreement is not complete and is qualified in its entirety by reference to the Agreements, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated November 25, 2013, between American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., Barclays Capital Inc., Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Capital One Securities, Inc., Ladenburg Thalmann & Co. Inc. and JMP Securities, LLC.

5.1	Opinion of Venable LLP regarding the legality of the shares of common stock being issued.
8.1	Opinion of Proskauer Rose LLP regarding certain tax matters.
21	List of Subsidiaries.
23.1	Consent of Venable LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1).
23.2	Consent of Proskauer Rose LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1).
99.1	Risk Factors.
99.2	Information about the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

November 26, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors